                                                                      EXHIBIT 20

                       TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of November 27, 2000 for the Collection Period of October 1,
                        2000 through October 31, 2000

POOL DATA - ORIGINAL DEAL PARAMETERS
  Aggregate Net Investment Value (ANIV)                                                                           1,099,937,045.30
  Discounted Principal Balance                                                                                    1,099,937,045.30
  Servicer Advance                                                                                                    2,144,779.34
  Servicer Payahead                                                                                                   3,039,194.68
  Number of Contracts                                                                                                       49,144
  Weighted Average Lease Rate                                                                                                7.74%
  Weighted Average Remaining Term                                                                                             38.7
  Servicing Fee Percentage                                                                                                   1.00%

POOL DATA - CURRENT MONTH
  Aggregate Net Investment Value                                                                                    756,895,883.51
  Discounted Principal Balance                                                                                      747,585,322.31
  Servicer Advances                                                                                                   3,068,376.81
  Servicer Pay Ahead Balance                                                                                          3,111,209.96
  Maturity Advances Outstanding                                                                                               --
  Number of Current Contracts                                                                                               44,095
  Weighted Average Lease Rate                                                                                                7.51%
  Weighted Average Remaining Term                                                                                              6.8


-----------------------------------------------------------------------------------------------------------------------------------
RESERVE FUND:
  Initial Deposit Amount                                                                                             41,247,639.20
  Specified Reserve Fund Percentage                                                                                         9.630%
  Specified Reserve Fund Amount                                                                                     105,923,937.46


                                                                              Class A             Class B               Total
                                                                               Amount              Amount               Amount
                                                                            -------------       -------------        -------------
  Beginning Balance                                                        104,443,040.95        1,073,070.00       105,516,110.95
  Withdrawal Amount                                                                  --                  --                   --
  Cash Capital Contribution                                                          --                                       --
  Transferor Excess                                                            874,176.75                               874,176.75
                                                                            -------------       -------------        -------------
  Reserve Fund Balance Prior to Release                                    105,317,217.70        1,073,070.00       106,390,287.70
  Specified Reserve Fund Balance                                           104,850,867.46        1,073,070.00       105,923,937.46
                                                                            -------------       -------------        -------------
  Release to Transferor                                                        466,350.24             --                466,350.24
  Ending Reserve Fund Balance                                              104,850,867.46        1,073,070.00       105,923,937.46
  Prior Cumulative Withdrawal Amount                                                 --                  --                   --
  Cumulative Withdrawal Amount                                                       --                  --                   --
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
LIQUIDATION OF CHARGE-OFFS AND REPOSSESSIONS:                                                     Vehicles
                                                                                                  --------
  Liquidated Contracts                                                                               148
  Discounted Principal Balance                                                                       ---              2,513,590.27
  Net Liquidation Proceeds                                                                                           (2,127,269.63)
  Recoveries - Previously Liquidated Contracts                                                                          (34,908.25)
                                                                                                                     -------------
  Aggregate Credit Losses for the Collection Period                                                                     351,412.39
                                                                                                                     =============
  Cumulative Credit Losses for all Periods                                                                            9,967,153.14
                                                                                                                     =============
  Repossessed in Current Period                                                                      68
                                                                                                     --
RATIO OF NET CREDIT LOSSES TO THE AVERAGE POOL BALANCE                                                           Annualized Average
FOR EACH COLLECTION PERIOD:                                                                                       Charge-Off Rate
  Second Preceding Collection Period                                                                                         0.41%
  First Preceding Collection Period                                                                                          0.52%
  Current Collection Period                                                                                                  0.55%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (i)i (CHARGE-OFF RATE)
  Three Month Average                                                                                                         0.49%
  Charge-off Rate Indicator (greater than 1.25%)                                                                  CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------------------------
                                                                        Percent      Accounts          Percent          ANIV
                                                                        -------      --------          -------          ----
DELINQUENT CONTRACTS:
  31-60 Days Delinquent                                                     1.98%       872             1.82%        13,762,167.02
  61-90 Days Delinquent                                                     0.16%        70             0.16%         1,176,539.22
  Over 90 Days Delinquent                                                   0.05%        24             0.05%           380,393.39
                                                                                      -----                          -------------
  Total Delinquencies                                                                   966                          15,319,099.63
                                                                                      =====                          =============
RATIO OF NUMBER OF CONTRACTS DELINQUENT 60 DAYS OR MORE TO THE OUTSTANDING
NUMBER OF RECEIVABLES AS OF EACH COLLECTION PERIOD (INCLUDES REPOSSESSIONS):
  Second Preceding Collection Period                                                                                          0.22%
  First Preceding Collection Period                                                                                           0.22%
  Current Collection Period                                                                                                   0.21%

-----------------------------------------------------------------------------------------------------------------------------------
CONDITION (ii) (DELINQUENCY PERCENTAGE)
  Three Month Average                                                                                                         0.22%
  Delinquency Percentage Indicator (greater than 1.25%)                                                           CONDITION NOT MET
-----------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
RESIDUAL VALUE (GAIN) LOSS:                                                                      Vehicles
                                                                                                 --------
  Matured Lease Vehicle Inventory Sold                                                              151               2,211,435.28
                                                                                                   ----
  Net Liquidation Proceeds                                                                                           (2,017,962.64)
                                                                                                                    --------------
  Net Residual Value (Gain) Loss                                                                                        193,472.64
                                                                                                                    ==============
  Cumulative Residual Value (Gain) Loss all periods                                                                   3,209,426.81
                                                                                                                    ==============

                                                                                                  Average                Average
                                                         Number    Scheduled        Sale       Net Liquidation           Residual
MATURED VEHICLES SOLD FOR                                 Sold     Maturities       Ratio         Proceeds                Value
EACH COLLECTION PERIOD:                                  ------    ----------       -----         --------                -----
  Second Preceding Collection Period                       182          47         100.00%        12,956.41              14,477.93
  First Preceding Collection Period                        158          42         100.00%        13,328.59              14,538.32
  Current Collection Period                                151          35         100.00%        13,363.99              14,978.17
  Three Month Average                                                                             13,201.52              14,651.20


                                                                                                                         ---------
Ratio of Three Month Average Net Liquidation Proceeds to Average Residual Value                                              90.11%
                                                                                                                         ---------
----------------------------------------------------------------------------------------------------------------------------------
                                                                                                  CURRENT PERIOD
CONDITION (iii) (RESIDUAL VALUE TEST)                                                              AMOUNT/RATIO          TEST MET?
                                                                                                  ---------------        ---------
a) Number of Vehicles Sold greater than 25% of Scheduled Maturities                                   100.00%               YES

b) Number of Scheduled Maturities greater than 500                                                      35                   NO

c) 3 Month Average Matured Leased Vehicle Proceeds less than 75% of Avg. Residual Values               90.11%                NO

Residual Value Indicator  (condition met if tests a, b and c = YES)                                              CONDITION NOT MET
----------------------------------------------------------------------------------------------------------------------------------

                       TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of November 27, 2000 for the Collection Period of October 1,
                        2000 through October 31, 2000



----------------------------------------------------------------------------------------------------------------------------------
                                                                            Certificate Balance         Class A1        Class A2
                                                                            -------------------         --------        --------
                                                                 Total      Percent     Balance         Balance         Balance
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                   98.00%
  Interest Collections                                        5,760,758.44
  Net Investment Income                                          13,824.48
  Non-recoverable Advances                                      (86,926.76)
                                                            --------------
  Available Interest                                          5,687,656.16            5,551,549.53           -        4,296,645.18
  Class A1, A2, A3 Notional Interest Accrual Amount          (3,053,291.66)          (3,053,291.66)          -       (2,611,458.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -                       -              -                -
  Interest Accrual for Adjusted Class B Certificate Bal.       (390,478.25)            (390,478.25)
  Class B Interest Carryover Shortfall                                -                       -
  Servicer's Fee                                               (651,800.66)            (636,164.95)
  Capped Expenses                                               (28,408.14)             (27,726.67)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                  -                       -
  Uncapped Expenses                                                   -                       -
                                                            --------------          --------------
  Total Unallocated Interest                                   1,563,677.45           1,443,888.00
  Excess Interest to Transferor                                       -              (1,443,888.00)
                                                            --------------          --------------
       Net Interest Collections Available                      1,563,677.45                   -
                                                            --------------
  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES:                   (531,814.06)
  ACCELERATED PRINCIPAL DISTRIBUTION:                          (157,686.64)
  DEPOSIT TO RESERVE FUND:                                      874,176.75
  WITHDRAWAL FROM RESERVE FUND:                                       -
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:                         -
  NET WITHDRAWAL FROM THE RESERVE FUND:                               -

PRINCIPAL:
  Current Loss Amount                                          (544,885.03)            (531,814.06)          -         (531,814.06)
  Loss Reimbursement from Transferor                            531,814.06              531,814.06           -          531,814.06
  Loss Reimbursement from Reserve Fund                                -                       -              -                -
                                                            --------------          --------------     ----------   --------------
      Total                                                     (13,070.97)                   -              -                -
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
CLASS A INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
CLASS B INTEREST SUBORDINATED:
  Beginning Balance                                                   -
  Current increase (decrease)                                         -
                                                            --------------
  Ending Balance                                                      -
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                              21,457,204.36                    -              -                -
  Allocations - Current Period                                3,794,632.38            3,794,632.38           -        3,794,632.38
  Allocations - Accelerated Principal Distribution              157,686.64            157,686.64             -          157,686.64
  Allocations - Not Disbursed Beginning of Period                     -                       -              -                -
  Allocations - Not Disbursed End of Period                   3,952,319.02            3,952,319.02           -        3,952,319.02
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                 466,350.24                    -              -                -
  Allocations - Current Period                                3,443,769.91            3,443,769.91           -        2,611,458.33
  Allocations - Not Disbursed Beginning of Period             3,443,769.91            3,443,769.91           -        2,611,458.33
  Allocations - Not Disbursed End of Period                   6,887,539.82            6,887,539.82           -        5,222,916.66
DUE TO TRUST - CURRENT PERIOD:                                                                -
  Total Deposit to/ (Withdrawal from) Reserve Fund              407,826.51
  Due To Trust                                               29,305,819.05            7,382,264.45           -        6,553,077.84
                                                            --------------          --------------     ----------   --------------
     Total Due To Trust                                      29,713,645.56            7,382,264.45           -        6,553,077.84
----------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------------------------------------
                                                              Class A3            Class B                 Transferor Interest
                                                              --------            -------
                                                              Balance             Balance              Interest         Principal
----------------------------------------------------------------------------------------------------------------------------------
INTEREST:                                                                                               2.00%
  Interest Collections
  Net Investment Income
  Non-recoverable Advances
  Available Interest                                            720,341.91          534,562.44         136,106.63
  Class A1, A2, A3 Notional Interest Accrual Amount            (441,833.33)
  Unreimbursed A1, A2, A3 Interest Shortfall                          -
  Interest Accrual for Adjusted Class B Certificate Bal.                           (390,478.25)
  Class B Interest Carryover Shortfall                                                    -
  Servicer's Fee                                                                                       (15,635.71)
  Capped Expenses                                                                                         (681.47)
  Interest Accrual on Class B. Cert. Prin. Loss Amt.                                      -
  Uncapped Expenses                                                                                          -
                                                                                                   --------------
  Total Unallocated Interest                                                                           119,789.45
  Excess Interest to Transferor                                                                      1,443,888.00
                                                                                                   --------------
       Net Interest Collections Available                                                            1,563,677.45

  LOSSES ALLOCABLE TO INVESTOR CERTIFICATES                                                           (531,814.06)

  ACCELERATED PRINCIPAL DISTRIBUTION:                                                                 (157,686.64)
                                                                                                   --------------
  DEPOSIT TO RESERVE FUND:                                                                            (874,176.75)
                                                                                                   --------------
  WITHDRAWAL FROM RESERVE FUND:
  REIMBURSEMENT/DEPOSIT FROM TRANSFEROR PRIN:
  NET WITHDRAWAL FROM THE RESERVE FUND:

PRINCIPAL:
  Current Loss Amount                                                 -                      -                         (13,070.97)
  Loss Reimbursement from Transferor                                  -                      -       (531,814.06)
  Loss Reimbursement from Reserve Fund                                -                      -
                                                            --------------          --------------                     -----------
      Total                                                           -                      -                         (13,070.97)
CLASS A CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS A INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B CERTIFICATE PRINCIPAL LOSS AMOUNTS:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
CLASS B INTEREST SUBORDINATED:
  Beginning Balance
  Current increase (decrease)
  Ending Balance
PRINCIPAL DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                   -                         21,457,204.36
  Allocations - Current Period                                        -                   -
  Allocations - Accelerated Principal Distribution                    -                   -
  Allocations - Not Disbursed Beginning of Period                     -                   -
  Allocations - Not Disbursed End of Period                           -                   -
INTEREST DISTRIBUTIONS/ALLOCATIONS:
  Distribution - Current Period                                       -                   -            466,350.24
  Allocations - Current Period                                  441,833.33          390,478.25
  Allocations - Not Disbursed Beginning of Period               441,833.33          390,478.25
  Allocations - Not Disbursed End of Period                     883,666.66          780,956.50
DUE TO TRUST - CURRENT PERIOD:
  Total Deposit to/ (Withdrawal from) Reserve Fund
  Due To Trust                                                  440,039.53          389,147.08         466,350.24   21,457,204.36
                                                            --------------      --------------     --------------   --------------
     Total Due To Trust                                         440,039.53          389,147.08         466,350.24   21,457,204.36
----------------------------------------------------------------------------------------------------------------------------------

                       TOYOTA MOTOR CREDIT CORPORATION
         Servicer's Certificate - Toyota Auto Lease Trust 1998-B
Distribution Date of November 27, 2000 for the Collection Period of October 1,
                        2000 through October 31, 2000


------------------------------------------------------------------------------------------------------------------------------------
                                                         Certificate Balance             Class A1                 Class A2
                                                        ---------------------            --------                 ---------
                                              Total       Percent       Balance      Percent     Balance      Percent     Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)  1,099,937,045.30
  Discounted Principal Balance           1,099,937,045.30
  Initial Notional/Certificate Balance            -        100.00%  1,077,938,000.00  31.08%  335,000,000.00  53.34%  575,000,000.00
  Percent of ANIV                                                             98.00%                  30.46%                  52.28%
  Certificate Factor                                                       1.0000000               1.0000000               1.0000000
  Notional/Certificate Rate                                                                          5.3500%                 5.4500%
  Target Maturity Date                                                                      October 25, 2000      September 25, 2001
  Servicer Advance                           2,144,779.34
  Servicer Payahead                          3,039,194.68
  Number of Contracts                              49,144
  Weighted Average Lease Rate                   7.74%
  Weighted Average Remaining Term               38.7
  Servicing Fee Percentage                      1.00%

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value           782,160,791.21
  Maturity Advances Outstanding             20,962,803.90
  ANIV Net of Maturity Advance**           761,197,987.31
  Discounted Principal Balance             776,861,246.78
  Notional/Certificate Balance                                        742,938,000.00                   -              575,000,000.00
  Adjusted Notional/Certificate Balance                               742,938,000.00                   -              575,000,000.00
  Percent of ANIV                                                             97.60%                 0.00%                    75.54%
  Certificate Factor                                                       1.0000000                   -                   1.0000000
  Servicer Advances                          3,295,550.02
  Servicer Pay Ahead Balance                 2,769,485.20
  Number of Current Contracts                      45,047
  Weighted Average Lease Rate                    7.52%
  Weighted Average Remaining Term                 7.8

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value           756,895,883.51
  Maturity Advances Outstanding                      -
  ANIV Net of Maturity Advance**           756,895,883.51
  Discounted Principal Balance             747,585,322.31
  Notional/Certificate Balance                                        742,938,000.00                 0.00             575,000,000.00
  Adjusted Notional/Certificate Balance                               738,985,680.98                 0.00             571,047,680.98
  Percent of ANIV                                                              97.63%                0.00%                    75.45%
  Certificate Factor                                                       1.0000000                   -                   1.0000000
  Servicer Advances                          3,068,376.81
  Servicer Pay Ahead Balance                 3,111,209.96
  Number of Current Contracts                      44,095
  Weighted Average Lease Rate                    7.51%
  Weighted Average Remaining Term                 6.8
  Prior Certificate Interest Payment Date  September 25, 2000
  Next Certificate Interest Payment Date     March 26, 2001
------------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
                                                Class A3                         Class B                        Transferor Interest
                                               ---------                       -----------                      -------------------
                                            Percent      Balance            Percent        Balance                      Balance
------------------------------------------------------------------------------------------------------------------------------------
ORIGINAL DEAL PARAMETER
  Aggregate Net Investment Value (ANIV)
  Discounted Principal Balance
  Initial Notional/Certificate Balance       8.94%     96,400,000.00         6.64%       71,538,000.00               21,999,045.30
  Percent of ANIV                                              8.76%                             6.50%                       2.00%
  Certificate Factor                                       1.0000000                         1.0000000
  Notional/Certificate Rate                                  5.5000%                           6.5500%
  Target Maturity Date                             February 25, 2002                September 25, 2003
  Servicer Advance
  Servicer Payahead
  Number of Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Servicing Fee Percentage

POOL DATA PRIOR MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                         96,400,000.00                     71,538,000.00               18,259,987.31
  Adjusted Notional/Certificate Balance                96,400,000.00                     71,538,000.00               18,259,987.31
  Percent of ANIV                                             12.66%                             9.40%                       2.40%
  Certificate Factor                                       1.0000000                         1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Maturity Advances Outstanding
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term

POOL DATA CURRENT MONTH
  Aggregate Net Investment Value
  Maturity Advances Outstanding
  ANIV Net of Maturity Advance**
  Discounted Principal Balance
  Notional/Certificate Balance                         96,400,000.00                     71,538,000.00               17,910,202.53
  Adjusted Notional/Certificate Balance                96,400,000.00                     71,538,000.00               17,910,202.53
  Percent of ANIV                                             12.74%                             9.45%                       2.37%
  Certificate Factor                                       1.0000000                         1.0000000
  Servicer Advances
  Servicer Pay Ahead Balance
  Number of Current Contracts
  Weighted Average Lease Rate
  Weighted Average Remaining Term
  Prior Certificate Interest Payment Date
  Next Certificate Interest Payment Date
------------------------------------------------------------------------------------------------------------------------------------


----------------------------------------------------------------------------------------------------
CURRENT MONTH COLLECTION ACTIVITY                           Vehicles
                                                            --------
Principal Collections                                                             9,612,665.31
Prepayments in Full                                            645               10,776,024.58
                                                               ---
Reallocation Payment                                            9                   151,192.26
                                                               --
Interest Collections                                                              5,760,758.44
Net Liquidation Proceeds and Recoveries                                           2,162,177.88
Net Liquidation Proceeds - Vehicle Sales                                          2,017,962.64
Non-Recoverable Advances                                                            (86,926.76)
                                                                                 -------------
Total Available                                                                  30,393,854.35
----------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
CAPPED AND UNCAPPED EXPENSES:                                                      Amount                          Annual Amount
                                                                                 ----------                        -------------
Total Capped Expenses Paid                                                        28,408.14                         284,081.40
Total Uncapped Expenses Paid                                                           -                                  -
Capped and Uncapped Expenses Due                                                       -                                  -
SERVICER'S FEE DUE:
Servicer's Fee Shortfall Carryforward                                                  -
Servicer's Fee Due Current Period                                                651,800.66
Servicer's Fee Paid                                                              651,800.66
Servicer's Fee Balance Due                                                             -
 SUPPLEMENTAL SERVICER'S FEES                                                     87,533.43
-----------------------------------------------------------------------------------------------------------------------------------


-----------------------------------------------------------------------------------------------------------------------------------
REVOLVING PERIOD:                                                                  Vehicles                              Amount
                                                                                   --------                              ------
Beginning Unreinvested Principal Collections                                                                                -
Principal Collections & Liquidated Contracts                                                                                -
Allocation to Subsequent Contracts                                                     0                                    -
                                                                                       -                                 ------
Ending Unreinvested Principal Collections                                                                                   -
-----------------------------------------------------------------------------------------------------------------------------------

I hereby certify to the best of my knowledge that the report provided is true and correct.


/s/ Robert Woodie
----------------------------------------
Robert Woodie, National Treasury Manager


                                    Page 3